Important Notice
Please Read Immediately

Aquilasm Group of Funds

                       Churchill Tax-Free Fund of Kentucky
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                on April 26, 2002


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund") will be held:

Place:            (a)      at the Kentucky Derby Museum;
                           704 Central Avenue
                           Louisville, Kentucky;

Time:             (b)      on April 26, 2002
                           at 10:00 a.m. local time;

Purposes:         (c)      for the following purposes:

                    (i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected(Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending December 31, 2002 (Proposal No. 2);

                    (iii)to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.



Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on February 21, 2002 (the "record date").
                           Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary

March 15, 2002

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                      Churchill Tax-Free Fund of Kentucky
            380 Madison Avenue, Suite 2300, New York, New York 10017

                                 Proxy Statement

                                  Introduction

         The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.


         The Fund's founder and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

         A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at that address or by calling 800-437-1020 toll-free or 212-697-6666.



         This Notice and Proxy Statement are first being mailed on or about March 15, 2002.

         You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, you may vote in one of three ways:


        (1) Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

        (2) Telephone Voting

                  To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

        (3) Internet Voting

          To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

                               General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided above or contacting the Fund's Internet address described above, entering your control number and revoking your previous vote.

         Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter or otherwise counted as present in determining voting results.

         The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.44; Class C Shares, $10.44; Class Y Shares, $10.45 and Class I Shares, $10.44. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of independent auditors. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 19,650,822; Class C Shares, 327,216; Class Y Shares, 2,615,676 and Class I Shares, 170,718.

         On the record date, the following holders held 5% or more of the outstanding shares of a class of Fund shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address           Number of shares               Percent of class
of the holder of
record

Institutional 5% shareholders

SYAG
c/o Stock Yards Bank and Trust
P.O. Box 34290
Louisville, KY             1,269,347 Class A Shares           6.46%

JJB Hilliard W Lyons Inc
501 S. 4th Street
Louisville, KY             63,989 Class C Shares              19.56%

MLPF&S for the sole
 benefit of its customers
4800 Deer Lake Dr East

Jacksonville, FL            47,620 Class C Shares             14.55%
Bankdan
c/o Central Kentucky Trust
218 W. Main St.
Danville, KY               881,957 Class Y Shares             33.72%


National Financial
Services LLC
200 Liberty Street
New York NY                 679,166 Class Y Shares            25.97%

Monroe & Co
P.O. Box 160
Westerville, OH            202,602 Class Y Shares             7.75%

National City Bank
of Kentucky TTEE
Cardinal Aluminum Co.
P.O. Box 94894,
Cleveland, OH              250,456 Class Y Shares             9.58%

Strafe & Co
P.O. Box 160
Westerville, OH            245,212 Class Y Shares             9.37%

Danky & Co.
P.O.Box 28
Danville, KY               142,042 Class Y Shares             5.43%


Wexford Clearing Services Corp
Louisville, KY             120,357 Class I Shares             70.49%





Additional 5% shareholders

Mark A Campisano TTEE
Patricia E. Campisano rev trust
P.O. Box 34006
Louisville, KY             27,374 Class I Shares              16.03%





 The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.



                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, nine Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.


         The following material includes the name, positions with the Fund, address, date of birth and business experience during at least the past five years of each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in April, 2001.


                                                         Trustees and Officers

                                                                     Number of
                         Positions Held                              Portfolios in
                         with                                        Fund Complex
                         Fund                                        Overseen by
Name, Address(1)         and Length of    Principal Occupation(s)    Trustee         Other Directorships
and
Date of Birth            Service(2)       During Past 5 Years                        Held by Trustee
-------------            ----------       -------------------                        ---------------

Interested Trustees(3)


Lacy B. Herrmann         Chairman of      Founder and Chairman of the        14      Director or trustee, OCC Cash
New York, NY             the Board of     Board, Aquila Management                   Reserves, Inc., OCC
(05/12/29)               Trustees since   Corporation, the sponsoring                Accumulation Trust,
                         1987             organization and Manager or                Oppenheimer Quest Value Funds
                                          Administrator and/or Adviser or            Group, Oppenheimer Small Cap
                                          Sub-Adviser to the Aquilasm                Value Fund, Oppenheimer Midcap
                                          Group of Funds (4) and Founder,            Fund, and Oppenheimer
                                          Chairman of the Board of                   Rochester Group of Funds.
                                          Trustees and (currently or until
                                          1998) President of each since
                                          its establishment, beginning in
                                          1984; Director of the
                                          Distributor since 1981 and
                                          formerly Vice President or
                                          Secretary, 1981-1998; President
                                          and a Director, STCM Management
                                          Company, Inc., sponsor and
                                          investment adviser to Capital
                                          Cash Management Trust and
                                          Capital Cash U.S. Government
                                          Securities Trust, since 1973;
                                          Trustee Emeritus,  Brown
                                          University and active in
                                          university, school and
                                          charitable organizations.

Diana P. Herrmann        Trustee since    President and Chief Operating      9       None
New York, NY             1995 and         Officer of the Manager since
(02/25/58)               President        1997, a Director since 1984,
                         since 1999       Secretary since 1986 and
                                          previously its Executive Vice
                                          President, Senior Vice President
                                          or Vice President, 1986-1997;
                                          President, Senior Vice President
                                          or Executive Vice President of
                                          the Aquilasm Group of Funds
                                          since 1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000; active
                                          in mutual fund and trade
                                          organizations and in charitable
                                          and volunteer organizations.

Non-Interested
Trustees

Thomas A.                Trustee          Shareholder of Robinson, Hughes    1      None
Christopher              since 1992       & Christopher, C.P.A.s, P.S.C.,
Danville, KY                              since 1977; President, A Good
(12/19/47)                                Place for Fun, Inc., a sports
                                          facility, since 1987; active member of
                                          the American Institute of Certified
                                          Public Accountants.

Douglas Dean             Trustee          Founder and President, Dean,       1      None
Lexington,               since 1987       Dorton & Ford P.S.C., a public
KY                                        accounting firm, since 1979;
(03/21/49)                                active as an officer and member
                                          of various charitable and
                                          community organizations.

Carroll F. Knicely       Trustee since    President, Associated              1     Director, South Gate
Glasgow, KY              1998             Publications Inc, Glasgow,               Plaza, Inc.; Knicely
(12/08/28)                                Kentucky; director and member,           and Knicely, Inc.
                                          Executive Board of West Kentucky
                                          Corporation and director and
                                          Secretary-Treasurer, South Gate Plaza,
                                          Inc. (owner and developer of shopping
                                          centers and commercial real estate);
                                          director, Vice President and
                                          Treasurer, Knicely and Knicely, Inc.
                                          (owner and developer of rental
                                          properties and residential real
                                          estate); trustee, Cambellsville
                                          University; formerly Secretary of
                                          Commerce and Commissioner of Commerce,
                                          Commonwealth of Kentucky.

Theodore T. Mason        Trustee since    Executive Director, East Wind      7     Trustee, OCC Cash
New York, NY             1992             Power Partners LTD since 1994            Reserves, Inc. and
(11/24/35)                                and Louisiana Power Partners,            OCC Accumulation
                                          LLC since 1999; President,               Trust.
                                          Alumni Association of SUNY
                                          Maritime College since 2002
                                          (First Vice President,
                                          2000-2001, Second Vice
                                          President, 1998-2000) and
                                          director of the same
                                          organization since 1997;
                                          Director, STCM Management
                                          Company, Inc., since 1973; twice
                                          national officer of Naval
                                          Reserve Association, Commanding
                                          Officer of four naval reserve
                                          units and Captain, USNR (Ret);
                                          director, The Navy League of the
                                          United States New York Council
                                          since 2002; trustee, The
                                          Maritime Industry Museum at Fort
                                          Schuyler and the Maritime
                                          College at Fort Schuyler
                                          Foundation, Inc. since 2000.

Anne J. Mills            Trustee since    President, Loring Consulting       6     None
Castle Rock, CO          1987             Company since 2001; Vice
(12/23/38)                                President for Business Affairs,
                                          Ottawa University, 1992-2001; IBM
                                          Corporation, 1965-1991; Budget Review
                                          Officer, the American Baptist
                                          Churches/USA, 1994-1997; director, the
                                          American Baptist Foundation since 1985
                                          and formerly trustee, Brown
                                          University.

William J. Nightingale   Trustee since    Chairman, founder (1975) and       2   Director, Ring's
Stamford, CT             1993             Senior Advisor since 1995 of           End, Inc., a
(09/16/29)                                Nightingale & Associates,              building materials
                                          L.L.C., a general management           company; Furr's
                                          consulting firm focusing on            Restaurant Group,
                                          interim management,                    Inc.
                                          divestitures, turnaround of
                                          troubled companies, corporate
                                          restructuring and financial
                                          advisory services; formerly an
                                          officer of Hanes Corporation
                                          (women's apparel) and General
                                          Mills, Inc. and a Senior
                                          Associate of Booz, Allen &
                                          Hamilton (management
                                          consultants).

James R. Ramsey          Trustee since    Kentucky Governor's Senior         1    None
Frankfort, KY            1987             Policy Advisor and State Budget
(11/14/48)                                Director since 1999; Professor
                                          of Economics, University of
                                          Louisville, since 1999; Vice
                                          Chancellor for Finance and
                                          Administration, the University of
                                          North Carolina at Chapel Hill, 1998 to
                                          1999; previously Vice President for
                                          Finance and Administration at Western
                                          Kentucky University, State Budget
                                          Director for the Commonwealth of
                                          Kentucky, Chief State Economist and
                                          Executive Director for the Office of
                                          Financial Management and Economic
                                          Analysis for the Commonwealth of
                                          Kentucky, Adjunct Professor at the
                                          University of Kentucky, Associate
                                          Professor at Loyola University-New
                                          Orleans and Assistant Professor at
                                          Middle Tennessee State University.

Officers
Thomas S. Albright       Senior Vice      Vice President and co-manager,     N/A    N/A
Louisville, KY           President        Tax-Free Fund For Utah since
(07/26/52)               since 2000       2001; Senior Vice President and
                                          Portfolio Manager, Churchill
                                          Tax-Free Fund of Kentucky since
                                          July 2000; Vice President and
                                          Portfolio Manager, Banc One
                                          Investment Advisors, Inc.,
                                          1994-2000.

Jerry G. McGrew          Senior Vice      President of the Distributor       N/A    N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 1994       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Rocky
                                          Mountain Equity Fund and four
                                          Aquila Bond Funds and Vice
                                          President, Churchill Cash
                                          Reserves Trust, 1995-2001.

Terri M. Blair           Vice President   Vice President, Churchill          N/A    N/A
Elizabethtown, KY        since 1996       Tax-Free Fund of Kentucky since
(04/05/64)                                1996.

James M. McCullough      Vice President   Senior Vice President or Vice      N/A    N/A
Portland, OR (06/11/45)  since 2000       President of five Aquila Bond
                                          and Equity Funds; Senior Vice
                                          President of the Distributor
                                          since 2000; Director of Fixed
                                          Income Institutional Sales, CIBC
                                          Oppenheimer & Co. Inc., Seattle,
                                          WA, 1995-1999.

Jason T. McGrew          Vice President   Vice President, Churchill          N/A    N/A
Elizabethtown, KY        since 2001       Tax-Free Fund of Kentucky since
(08/14/71)                                2001, Assistant Vice President,
                                          2000-2001; Investment Broker with
                                          Raymond James Financial Services
                                          1999-2000 and with J.C. Bradford and
                                          Company 1997-1999; Associate Broker at
                                          Prudential Securities 1996-1997.

Rose F. Marotta          Chief            Chief Financial Officer of the     N/A   N/A
New York, NY             Financial        Aquilasm Group of Funds since
(05/08/24)               Officer since    1991 and Treasurer, 1981-1991;
                         1991             Treasurer and director, STCM
                                          Management Company, Inc., since
                                          1974; Treasurer of the Manager
                                          since 1984 and the Distributor,
                                          1985-2000.

Joseph P. DiMaggio       Treasurer        Treasurer of the Aquilasm Group    N/A   N/A
New York, NY             since 2000       of Funds and the Distributor
(11/06/56)                                since 2000; Controller, Van Eck
                                          Global Funds, 1993-2000.

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Smith &     N/A   N/A
New York, NY             since 1987       Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Assistant        Compliance Officer of the          N/A     N/A
New York, NY (08/23/40)  Secretary        Manager since 1998 and Assistant
                         since            2000 Secretary of the Aquilasm Group
                                          of Funds since 2000; Consultant, The
                                          Wadsworth Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the         N/A     N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since            1995 and Vice President of the
                         1995             five Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager since 1990.

Lori A. Vindigni         Assistant        Assistant Treasurer of the         N/A     N/A
New York, NY             Treasurer        Aquilasm Group of Funds since
(11/02/66)               since 2000       2000; Assistant Vice President
                                          of the Manager since 1998; Fund
                                          Accountant for the Aquilasm
                                          Group of Funds, 1995-1998.


(1) The mailing address of each Trustee and officer is c/o Churchill Tax-Free Fund of Kentucky, 380 Madison Avenue, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and affiliates of both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(4) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds"; considered together, these 14 funds are called the "Aquilasm Group of Funds."


                       Securities Holdings of the Trustees
                                (as of 12/31/01)

                Dollar Range of                Aggregate Dollar Range of
Name of         Ownership in Churchill         Ownership in Aquilasm Investment
Trustee         Tax-Free Fund of Kentucky(1)   Companies Overseen by Trustee(1)
-------             ----------------              -------------------------

Interested Trustees


Lacy B. Herrmann                    B                               E


Diana P. Herrmann                   B                               D

Non-interested Trustees

Thomas A. Christopher               C                               C

Douglas Dean                        D                               D

Carroll F. Knicely                  D                               E

Theodore T. Mason                   B                               C

Anne J. Mills                       C                               D

William J. Nightingale              C                               C

James R. Ramsey                     C                               C



(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.


         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended December 31, 2001, the Fund paid a total of $83,355 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

         The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                 Compensation         Number of
                                 from all             boards on
                 Compensation    funds in the         which the
                 from the        Aquilasm             Trustee
Name             Fund            Group of Funds       serves

Thomas A.
Christopher       $7,500          $10,750              2

Douglas
Dean              $7,300         $8,050                2

Carroll F.
Knicely           $6,150          $7,250               2

Theodore T.
Mason             $7,300          $50,250              7

Anne J.
Mills             $7,300          $37,550              6

William J.
Nightingale       $7,300          $14,350              2

James R.
Ramsey            $8,550          $9,900               2


         Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.


     The Fund's Manager is Manager or Administrator to the Aquilasm Group of Funds. As of February 28, 2002, these funds had aggregate assets of approximately $3.5 billion, of which approximately $2.0 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended December 31, 2001 the Fund paid $895,260 in management fees.

         During the fiscal year ended December 31, 2001, $300,606 was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $9,112 was retained by the Distributor. With respect to Class C shares, during the same period $19,575 was paid under Part II of the Plan and $6,525 was paid under the Shareholder Services plan. Of these total payments of $26,100, the Distributor received $16,485. All of such payments were for compensation.


         The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

   The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The members of the Audit Committee are Thomas A. Christopher, Douglas Dean, Carroll F. Knicely, Theodore T. Mason, Anne J. Mills, William J. Nightingale and James R. Ramsey. None of the members of the Committee is an "interested person" of the Fund. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held one meeting during the Fund's last fiscal year.

         During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee). The Board of Trustees does not have a nominating committee.

         Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold shares of the Manager.


Ratification or Rejection of Selection of Independent Auditors
                                (Proposal No. 2)

      KPMG LLP ("KPMG"), which is currently serving as the Fund's independent auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending December 31, 2002. Such selection is submitted to the shareholders for ratification or rejection.


    The Fund paid the following fees to KPMG during the fiscal year ended December 31, 2001.

         Audit Fees:                                      $17,000

         Financial Information
         Systems Design and Implementation                  0

         All  Other Fees                                 $ 7,383
         (Fees for  preparation  of the Fund's
         tax  returns  and correspondence,
         tax-equivalent yield and securities count.)

         KPMG did not perform any services during the fiscal year for the Fund's investment adviser (the "Manager") or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

         The audit committee of the Fund's Board of Trustees, has reviewed all services performed and fees charged by KPMG and has determined that the provision of non-audit services reflected in the table is compatible with maintaining KPMG's independence. The Committee has recommended to the Trustees that KPMG be reappointed for the fiscal year ending December 31, 2002.



         KPMG has no direct or indirect financial interest in the Fund or the Manager. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

Receipt of Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

         The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

         The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.





                                IMPORTANT NOTICE

                             PLEASE READ IMMEDIATELY

                       CHURCHILL TAX-FREE FUND OF KENTUCKY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          to be held on APRIL 26, 2002

                                 PROXY STATEMENT

                        Aquilasm Group of Funds

                 Churchill Tax-Free Fund of Kentucky

Proxy for Shareholders Meeting April 26, 2002 Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of Churchill Tax-Free Fund of Kentucky (the
Fund) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, April 26, 2002 at the Kentucky Derby Museum, 704 Central Avenue, Louisville, Kentucky, at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

         Annual Meeting Attendance

     We encourage you to attend the Annual Meeting of  Shareholders.  If you can
     join  us,   please  so   indicate  on  the  proxy  card  or  e-mail  us  at
     info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone

         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

           Internet
                  www.proxyvote.com

         To vote your shares by the Internet, contact the Fund at www.proxyvote.com. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

         Annual Meeting Attendance

     We encourage you to attend the Annual Meeting of  Shareholders.  If you can
     join  us,   please   indicate  it  on  the  proxy  card  or  e-mail  us  at
     info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

                       Churchill Tax-Free Fund of Kentucky

         For address changes and/or comments, please check this box and write them on the back.

         []

1.       Vote on Trustees
         (Proposal No.1 in Proxy Statement)

      Election of Trustees

     1) Lacy B. Herrmann*;  2) Thomas A. Christopher;  3) Douglas Dean; 4) Diana
     P. Herrmann*; 5) Carroll F. Knicely; 6) Theodore T. Mason; 7) Anne J. Mills; 8)William J. Nightingale; 9) James R. Ramsey

* interested Trustees

                --
               [__]       For all

                --
               [__]       Withhold all

                --
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

Management recommends a vote for all nominees listed above and for the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated

         2. Action on selection of KPMG LLP
       as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend the Shareholder Meeting.

If you mark the box below, you must return the proxy card by mail to have this information recorded.

    I plan to attend the annual meeting in Louisville [__]



     PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)